UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

VERIZON COMMUNICATIONS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Verizon Communications Inc.

2024 Annual Meeting of Shareholders

May 9, 2024, 10:00 a.m. Eastern Daylight Time

virtually via the Internet at meetnow.global/VZ2024

Vote Online
Go to www.envisionreports.com/vz or scan the QR code — login details are located in the shaded bar below.

Important Notice Regarding the Availability of Proxy Materials for the
Verizon Communications Inc. Annual Meeting of Shareholders to be Held on May 9, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at:

www.envisionreports.com/vz

Easy Online Access — View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/vz.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 29, 2024 to facilitate timely delivery.

Notice of 2024 Annual Meeting of Shareholders

Verizon Communications Inc.’s Annual Meeting of Shareholders will be held on Thursday, May 9, 2024 at 10:00 a.m. Eastern Daylight Time virtually via the Internet at meetnow.global/VZ2024.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1.	Election of Directors
2.	Advisory vote to approve executive compensation
3.	Ratification of appointment of independent registered public accounting firm

The Board of Directors recommends a vote AGAINST the following proposals:

4.	Prohibit political contributions study
5.	Lobbying activities report
6.	Amend clawback policy
7.	Independent Board chair
8.	Civil liberties in digital services
9.	Lead-sheathed cable report
10.	Political expenditures misalignment

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. See the Proxy Statement for any special requirements for meeting attendance.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.envisionreports.com/vz. Click Cast Your Vote or Request Materials.
–	Phone – Call us free of charge at 1-866-641-4276.
–	Email – Send an email to investorvote@computershare.com with “Proxy Materials Verizon Communications Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 29, 2024.